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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                               ------------------

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                               ------------------

         Date of Report (Date of earliest event reported): May 30, 2001

                               -------------------

                                TROY GROUP, INC.
             (Exact name of registrant as specified in its charter)

        Delaware                     000-24413                   33-0807798
(State or other jurisdiction of     (Commission)              (I.R.S. Employer
      Incorporation)                File Number)             Identification No.)

                            2331 South Pullman Street
                           Santa Ana, California 92705
          (Address of principal executive offices, including zip code)


       Registrant's telephone number, including area code: (949) 250-3280

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Item 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On May 30, 2001, Troy Group, Inc. entered into an Asset Purchase Agreement with Extended Systems of Idaho, Incorporated, an Idaho corporation, and its parent corporation, Extended Systems Incorporated, a Delaware corporation. Pursuant to the Asset Purchase Agreement, Troy purchased the printing solutions operations of Extended Systems located in Boise, Idaho and Herrenberg, Germany. The transaction was completed on May 31, 2001.

         The assets purchased by Troy include inventory, computer equipment, furniture and fixtures, certain patents, trademarks and other intellectual property rights, customer and supplier lists and rights under certain contracts. Troy intends to integrate the acquired printing solutions business with its existing wireless and connectivity division.

         In consideration for the acquired assets, Troy paid Extended Systems a total of $1,757,883 in cash and agreed to assume certain warranty liabilities. Troy also agreed to assume the existing purchase commitments of the acquired business under those contracts that have been or may be assigned to Troy. Troy funded the purchase price by liquidating a portion of its investments in available-for-sale securities.

         The purchase price was determined by negotiations between the parties taking into account, among other things, (i) the net book value of the assets,
(ii) the fair value of the intellectual property assets and (iii) the fair value of the assumed warranty obligations. Neither Troy nor any of its directors or officers was affiliated with or had a material relationship with Extended Systems.

         The foregoing description of the transaction is qualified in its entirety by reference to the text of Asset Purchase Agreement, which is attached as an exhibit to this filing.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         a.       FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

         The required financial statements will be filed by amendment no later than 60 days after the date of this filing.

         b.       PRO FORMA FINANCIAL INFORMATION.

         The required pro forma financial information will be filed by amendment no later than 60 days after the date of this filing.

         c.       EXHIBITS.

         The following materials are filed as exhibits to this current report on Form 8-K.

         EXHIBIT NO.          DESCRIPTION
         ----------           -----------
         2.1                  Asset Purchase Agreement, dated as of May 30, 2001, by and among
                              Troy Group, Inc., Extended Systems of Idaho, Incorporated and Extended
                              Systems Incorporated.

         99.1                 Press Release


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        TROY GROUP, INC.

Dated:  June 14, 2001                   By:  /s/ PATRICK J. DIRK
                                            ------------------------------------
                                             Patrick J. Dirk, Chairman





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

                                INDEX TO EXHIBITS


         EXHIBIT NO.          DESCRIPTION
         ----------           -----------
         2.1                  Asset Purchase Agreement, dated as of May 30, 2001, by and among
                              Troy Group, Inc., Extended Systems of Idaho, Incorporated and Extended
                              Systems Incorporated.

         99.1                 Press Release






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